UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K/A
(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 15, 2013

National Holdings Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-12629	36-4128138
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 Park Avenue, 14th Floor, New York, NY		10022
(Address of Principal Executive Offices)		(Zip Code)

                                (212) 417-8000

(Registrant's Telephone Number, Including Area Code)

120 Broadway 27th Floor

New York, NY 10271

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported under Item 2.01 of the Current Report on Form 8-K filed by National Holdings Corporation (the “Company”) on October 21, 2013 (the “Original 8-K”), the Company completed the previously-announced acquisition of Gilman Ciocia, Inc. (“Gilman”).

This Current Report on Form 8-K/A amends the Original 8-K by providing the pro forma financial information under Item 9.01(b), which financial statements and information were not included in the Original 8-K.

Item 2.01   Completion of Acquisition or Disposition of Assets.

The Company hereby amends Item 2.01 of the Original 8-K as follows:

The pro forma financial information required to be filed pursuant to Regulation S-X under the Securities Act of 1933, as amended, are included in this Current Report on Form 8-K/A under Item 9.01.

Item 9.01   Financial Statements and Exhibits.

(a)     Financial Statements of Business Acquired.

The financial statements required by this Item were previously reported in Gilman's Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 27, 2013, and pursuant to General Instruction B.3 of Form 8-K are not additionally reported herein.

(b)      Pro Forma Financial Information

The unaudited pro forma financial information required by Item 9.01(b) are attached as Exhibit 99.2 to this Current Report on form 8-K/A and incorporated herein by reference.

(d)      Exhibits:

2.1

Agreement and Plan of Merger, dated as of June 20, 2013, among National Holdings Corporation, National Acquisition Corp. and Gilman Ciocia, Inc. (incorporated by reference to Current Report on Form 8-K as filed with the Securities and Exchange Commission on June 21, 2013).

99.1	Press Release of National Holdings Corporation (incorporated by reference to Current Report on Form 8-K as filed with the Securities and Exchange Commission on October 21, 2013).

99.2	Unaudited pro forma financial information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Holdings Corporation (Registrant)

Date: December 26, 2013	By:	/s/ Alan B. Levin
Alan B. Levin
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of June 20, 2013, among National Holdings Corporation, National Acquisition Corp. and Gilman Ciocia, Inc. (incorporated by reference to Current Report on Form 8-K as filed with the Securities and Exchange Commission on June 21, 2013).

99.1	Press Release of National Holdings Corporation (incorporated by reference to Current Report on Form 8-K as filed with the Securities and Exchange Commission on October 21, 2013).

99.2	Unaudited pro forma financial information.